Tanger Factory Outlet Centers, Inc.
                Supplemental Operating and Financial Data for the
                             Quarter Ended 06/30/02











                       Tanger Factory Outlet Centers, Inc.
                    Supplemental Operating and Financial Data
                                  June 30, 2002

                                     Notice





This Supplemental Operating and Financial Data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which reflect management's current views with respect to future events and financial performance relating to our re-merchandising strategy, the renewal and re-tenanting of space, tenant sales and sales trends, interest rates, fund from operations, the development of new centers, the opening of ongoing expansions, coverage of the current dividend and the impact of sales of land parcels. These forward-looking statements are subject to risks and uncertainties. Actual results could differ materially from those projected due to various factors including, but not limited to, the risks associated with general economic and local real estate conditions, the availability and cost of capital, our ability to lease our properties, our inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, and competition. For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.


                      Tanger Factory Outlet Centers, Inc.
                   Supplemental Operating and Financial Data
                                 June 30, 2002

                                                  Table of Contents



Section                                                                    Page

Quarterly Highlights from Press Release Dated July 30, 2002                 4


Portfolio Data
         Geographic Diversification                                         6
         Property Summary - Occupancy                                       7
         Major Tenants                                                      8
         Lease Expirations                                                  9
         Leasing Activity                                                  10


Financial Data
         Consolidated Balance Sheets                                       11
         Consolidated Statements of Operations                             12
         FFO and FAD Analysis                                              13
         Per Weighted Average Gross Leasable Area (GLA) Analysis           14
         Debt Outstanding Summary                                          15
         Future Scheduled Principal Payments                               16


Investor Information                                                       17







                      Tanger Factory Outlet Centers, Inc.
                    Supplemental Operating and Financial Data
                                  June 30, 2002

Quarterly Highlights from Press Release dated July 30, 2002

Greensboro, NC, July 30, 2002, Tanger Factory Outlet Centers, Inc. (NYSE:SKT) today reported funds from operations (FFO) for the second quarter of 2002 increased 9% to $9.4 million, or $.78 per share, compared to $8.6 million, or $.74 per share, in the same quarter of 2001. For the six months ended June 30, 2002, FFO increased to $1.54 per share, or $18.3 million, compared to $1.44 per share, or $16.9 million in the same period of 2001. Net income for the second quarter of 2002 increased 67% to $.20 per share compared to net income of $.12 per share in the same quarter of 2001; while net income for the first six months of 2002 increased 106% to $.33 per share compared to $.16 per share for the same period of 2001. All FFO and net income calculations are on a fully diluted basis and assume full conversion of the minority interest in the operating partnership.

Reported same-space sales per square foot for the rolling twelve months ended June 30, 2002 were $297 per square foot. This represents a 6% increase compared to the same period in 2001. Same-space sales is defined as the weighted average sales per square foot reported in space open for the full duration of each comparison period. Our ability to attract high volume tenants to many of our outlet centers continues to improve the average sales per square foot throughout our portfolio.

Reported same-store sales for the six months ended June 30, 2002, defined as the weighted average sales per square foot reported by tenants for stores open since January 1, 2001, increased by 2%. Reported tenant sales for the first six months of 2002 for all Tanger Outlet Centers increased 5% to $590 million compared to $562 million in 2001.

Through June 30, 2002, we renewed approximately 533,000 square feet, or 57%, of the 935,000 square feet coming up for renewal during the current year at an average base rental rate 5% higher than the expiring rate. We anticipate that most of the remaining leases up for renewal will either be renewed with the existing tenant during 2002 or re-tenanted during the next twelve months. We also re-tenanted approximately 132,000 square feet of vacant space during the first six months of 2002 at a 6% increase in the average base rental rate from that which was charged previously.

During the second quarter of 2002, we completed the sale of our non-core, single tenant property located in Ft. Lauderdale, FL. The property was sold for $18.2 million, representing a capitalization rate of approximately 8.79% based on an annual net operating income of $1.6 million. After the deduction of all closing costs, we recognized a net gain on the sale of the property of approximately $460,000. We originally purchased the property in November of 1999.

                      Tanger Factory Outlet Centers, Inc.
                    Supplemental Operating and Financial Data
                                  June 30, 2002

We celebrated a very successful grand opening of our newest outlet center in Myrtle Beach, South Carolina on July 5, 2002. Preliminary reports from the stores indicate that sales are exceeding expectations. The first phase, consisting of approximately 260,000 square feet, is 100% leased and features 60 brand name and designer outlet stores including: Bombay Outlet, Coach Leatherware, Coldwater Creek, Izod, Kenneth Cole, Liz Claiborne Outlet, Nautica, Old Navy Outlet, Polo Ralph Lauren Factory Store, Skechers, Tommy Hilfiger and many more. A 140,000 square foot Phase II addition is planned for summer 2003. The new Tanger Outlet Center is conveniently located at the intersection of U.S. Highway 17 and Veterans Highway 22 (Conway by-pass). This property is held in a joint venture of which we own a 50% interest.

Stanley K. Tanger, Chairman of the Board and Chief Executive Officer, said, "Our second quarter results came in better than expected, beating consensus estimates by $.01. We were pleased to see our net operating income for the second quarter of 2002 improve by approximately two percent over last years comparable number. In addition, traffic and tenant sales at our centers during the first six months of 2002 continued to beat last years comparable numbers."

Tanger Factory Outlet Centers, Inc., a fully integrated, self-administered and self-managed publicly-traded REIT, presently operates 29 centers in 21 states coast to coast, totaling approximately 5.4 million square feet of gross leasable area. At June 30, 2002, our operating properties were 96% occupied. We are filing a Form 8-K with the Securities and Exchange Commission which includes a supplemental information package for the quarter ended June 30, 2002. For more information about Tanger Outlet Centers, visit our web site at www.tangeroutlet.com.


                      Tanger Factory Outlet Centers, Inc.
                    Supplemental Operating and Financial Data
                                  June 30, 2002


Geographic Diversification

-----------------------------------------------------------------------------------------------------
                                        As of June 30, 2002
-----------------------------------------------------------------------------------------------------
           State                   # of Centers              GLA                   % of GLA
----------------------------- ----------------------- ------------------- ---------------------------
Georgia                                 4                        950,590             18%

New York                                1                        729,238             13%

Texas                                   2                        618,922             11%

Tennessee                               2                        448,535              8%

Missouri                                1                        277,494              5%

Iowa                                    1                        277,230              5%

South Carolina (1)                      1                        259,929              5%

Pennsylvania                            1                        255,059              5%

Louisiana                               1                        245,199              5%

Florida                                 1                        198,789              4%

North Carolina                          2                        187,702              3%

Arizona                                 1                        184,768              3%

Indiana                                 1                        141,051              3%

Minnesota                               1                        134,480              3%

Michigan                                1                        112,420              2%

California                              1                        105,950              2%

Maine                                   2                         84,397              2%

Alabama                                 1                         80,730              1%

New Hampshire                           2                         61,745              1%

West Virginia                           1                         49,252              1%

Massachusetts                           1                         23,417             --%
----------------------------- ----------------------- ------------------- ---------------------------
           Total                        29                     5,426,897             100%
----------------------------- ----------------------- ------------------- ---------------------------




(1) Includes one center totaling 259,929 sq. ft. of which Tanger owns a 50% interest through a joint venture arrangement.


                       Tanger Factory Outlet Centers, Inc.
                    Supplemental Operating and Financial Data
                                  June 30, 2002


Property Summary - Occupancy


----------------------------- ------------ --------------- -------------- -------------- --------------- --------------
                               Total GLA     % Occupied     % Occupied     % Occupied      % Occupied     % Occupied
                               06/30/02       06/30/02       03/31/02       12/31/01        09/30/01       06/30/01
Location
----------------------------- ------------ --------------- -------------- -------------- --------------- --------------
Barstow, CA                       105,950             57%            59%            76%             76%            76%

Blowing Rock, NC                  105,448            100%           100%           100%            100%           100%

Boaz, AL                           80,730             93%            93%            93%             93%            93%

Bourne, MA                         23,417            100%           100%           100%            100%           100%

Branson, MO                       277,494             98%            94%           100%             99%            98%

Casa Grande, AZ                   184,768             89%            89%            94%             84%            84%

Commerce I, GA                    185,750             90%            84%            79%             81%            88%

Commerce II, GA                   342,556             97%            95%            99%             97%            94%

Dalton, GA                        173,430             96%            90%            94%             95%            93%

Ft Lauderdale, FL                     n/a             n/a           100%           100%            100%           100%

Gonzales, LA                      245,199             96%            97%            97%             99%            97%

Kittery I, ME                      59,694            100%           100%           100%            100%           100%

Kittery II, ME                     24,703             94%            94%           100%            100%           100%

Lancaster, PA                     255,059             96%            94%           100%            100%            97%

Locust Grove, GA                  248,854             98%           100%            98%             97%            94%

Martinsburg, WV                    49,252             57%            73%            93%            100%            86%

Myrtle Beach, SC (1)              259,929            100%            n/a            n/a             n/a            n/a

Nags Head, NC                      82,254            100%           100%           100%            100%           100%

North Branch, MN                  134,480            100%           100%           100%             99%            90%

Clover, NH                         11,000            100%           100%           100%            100%           100%

LL Bean, NH                        50,745            100%           100%           100%            100%           100%

Pigeon Forge, TN                   94,558            100%           100%            96%             94%            96%

Riverhead, NY                     729,238             99%            98%           100%             96%            94%

San Marcos, TX                    441,432             98%            98%            98%             97%            98%

Sanibel, FL                       198,789             93%            96%            97%             94%            91%

Sevierville, TN                   353,977            100%           100%           100%            100%           100%

Seymour, IN                       141,051             76%            73%            76%             74%            71%

Terrell, TX                       177,490             95%            96%            94%             92%            85%

West Branch, MI                   112,420             98%           100%            95%             95%           100%

Williamsburg, IA                  277,230             98%            97%            96%             97%            97%
----------------------------- ------------ --------------- -------------- -------------- --------------- --------------
           Total                5,426,897             96%            95%            96%             95%            94%
----------------------------- ------------ --------------- -------------- -------------- --------------- --------------

[GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

'06/02   '03/02   '12/01   '09/01   '06/01  '03/01   '12/00   '09/00   '06/00
96%      95%      96%      95%      94%     95%      96%      95%      95%


         Portfolio Weighted Average Occupancy at the End of Each Period

(1) Includes one center totaling 259,929 sq. ft. of which Tanger owns a 50% interest through a joint venture arrangement. Major Tenants

                       Tanger Factory Outlet Centers, Inc.
                    Supplemental Operating and Financial Data
                                  June 30, 2002


----------------------------------------------------------------------------------------
                        Ten Largest Tenants As of June 30, 2002
----------------------------------------------------------------------------------------
                                               # of                          % of
                  Tenant                      Stores         GLA          Total GLA
------------------------------------------- ----------- -------------- -----------------
The Gap, Inc.                                       34        345,622              6.7%

Liz Claiborne                                       38        298,852              5.8%

Phillips-Van Heusen                                 66        295,872              5.7%

Reebok International                                24        168,361              3.3%

Dress Barn, Inc.                                    18        123,828              2.4%

Sara Lee Corporation                                30        113,039              2.2%

Mikasa                                              13        104,004              2.0%

Brown Group Retail                                  20         97,420              1.9%

Polo Ralph Lauren                                   14         93,251              1.8%

VF Factory Outlet                                    3         78,697              1.5%
------------------------------------------- ----------- -------------- -----------------
Total of All Listed Above                          260      1,718,946             33.3%
------------------------------------------- ----------- -------------- -----------------

                       Tanger Factory Outlet Centers, Inc.
                    Supplemental Operating and Financial Data
                                  June 30, 2002

Lease Expirations as of June 30, 2002


                     Percentage of Total Gross Leasable Area

2002     2003     2004     2005     2006    2007     2008     2009     2010     2011    2012+
8.00%    17.00%   20.00%   15.00%   14.00%  13.00%   4.00%    2.00%    1.00%    2.00%   4.00%



                    Percentage of Total Annualized Base Rent

2002     2003     2004     2005     2006    2007     2008     2009     2010     2011    2012+
5.00%    16.00%   20.00%   17.00%   16.00%  14.00%   4.00%    2.00%    1.00%    1.00%   4.00%

                       Tanger Factory Outlet Centers, Inc.
                    Supplemental Operating and Financial Data
                                  June 30, 2002


Leasing Activity


---------------------------------------------------- ------------- -------------- ------------- ------------ ------------
                                                                                                               Year to
                                                       03/31/02      06/30/02       09/30/02     12/31/02       Date
---------------------------------------------------- ------------- -------------- ------------- ------------ ------------
Re-tenanted Space:

    Number of leases                                           24             10                                      34

    Gross leasable area                                    93,943         37,653                                 131,596

    New base rent per square foot                          $13.93         $18.20                                  $15.15

    Prior base rent per square foot                        $12.75         $18.34                                  $14.35

    Percent increase in rent per square foot                 9.2%         (0.8%)                                    5.6%



----------------------------------------------------
Renewed Space:
----------------------------------------------------
    Number of leases                                          115             33                                     148

    Gross leasable area                                   403,956        129,040                                 532,996

    New base rent per square foot                          $16.24         $18.22                                  $16.72

    Prior base rent per square foot                        $15.49         $17.44                                  $15.96

    Percent increase in rent per square foot                 4.8%           4.5%                                    4.8%


----------------------------------------------------
Total Re-tenanted and Renewed Space:
----------------------------------------------------
    Number of leases                                          139             43                                     182

    Gross leasable area                                   497,899        166,693                                 664,592

    New base rent per square foot                          $15.81         $18.22                                  $16.41


    Prior base rent per square foot                        $14.97         $17.64                                  $15.64

    Percent increase in rent per square foot                 5.6%           3.3%                                    4.9%


                       Tanger Factory Outlet Centers, Inc.
                    Supplemental Operating and Financial Data
                                  June 30, 2002



Consolidated Balance Sheets  (dollars in thousands)

---------------------------------------------------- ------------- ------------ ------------- ------------ ------------
                                                       06/30/02     03/31/02       12/31/01      09/30/01     06/30/01
---------------------------------------------------- ------------- ------------ ------------- ------------ ------------
Assets

   Rental Property

       Land                                               $50,176      $60,196       $60,158      $59,858      $59,858

       Buildings                                          535,438      541,010       539,108      538,342      533,823
---------------------------------------------------- ------------- ------------ ------------- ------------ ------------
   Total rental property                                  585,614      601,206       599,266      598,200      593,681

       Accumulated depreciation                         (161,612)    (155,614)     (148,950)    (142,182)    (135,472)
---------------------------------------------------- ------------- ------------ ------------- ------------ ------------
   Total rental property - net                            424,002      445,592       450,316      456,018      458,209

   Cash                                                       204          210           515          198          216

   Deferred charges - net                                  10,465       11,084        11,413       11,666       12,130

   Other assets                                            30,783       12,183        14,028       16,406       14,422
---------------------------------------------------- ------------- ------------ ------------- ------------ ------------
Total assets                                             $465,454     $469,069      $476,272     $484,288     $484,977
---------------------------------------------------- ------------- ------------ ------------- ------------ ------------

Liabilities & Shareholders' Equity

  Liabilities

    Debt

       Senior, unsecured notes                           $155,609     $155,609      $160,509     $175,000     $175,000

       Mortgages payable                                  175,603      176,176       176,736      177,285      177,823

       Lines of credit                                     26,625       27,786        20,950       10,628        7,413
---------------------------------------------------- ------------- ------------ ------------- ------------ ------------
    Total debt                                            357,837      359,571       358,195      362,913      360,236

    Construction trade payables                             4,141        3,934         3,722        6,431        6,251

    Accounts payable & accruals                            12,943       11,278        16,478       14,191       12,452
---------------------------------------------------- ------------- ------------ ------------- ------------ ------------
  Total liabilities                                       374,921      374,783       378,395      383,535      378,939
---------------------------------------------------- ------------- ------------ ------------- ------------ ------------
  Minority interest                                        19,326       20,386        21,506       22,302       23,765
---------------------------------------------------- ------------- ------------ ------------- ------------ ------------
  Shareholders' equity

    Preferred shares                                            1            1             1            1            1

    Common shares                                              80           80            79           79           79

    Paid in capital                                       138,177      137,684       136,529      136,529      136,522

    Distributions in excess of net income                (66,619)     (63,370)      (59,534)     (57,403)     (53,894)

    Accum. other comprehensive income                       (432)        (495)         (704)        (755)        (435)
---------------------------------------------------- ------------- ------------ ------------- ------------ ------------
  Total shareholders' equity                               71,207       73,900        76,371       78,451       82,273
---------------------------------------------------- ------------- ------------ ------------- ------------ ------------
Total liabilities & shareholders' equity                 $465,454     $469,069      $476,272     $484,288     $484,977
---------------------------------------------------- ------------- ------------ ------------- ------------ ------------

                       Tanger Factory Outlet Centers, Inc.
                    Supplemental Operating and Financial Data
                                  June 30, 2002


Consolidated Statements of Operations  (dollars and shares in thousands)

-------------------------------------- ----------------------------------------------------------------- ------------------------
                                                              Three Months Ended                                   YTD
-------------------------------------- ----------------------------------------------------------------- ------------------------
                                              06/02        03/02        12/01        09/01        06/01        06/02       06/01
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
Revenues
   Base rentals                             $18,540      $18,189      $19,311      $18,401      $18,164      $36,729     $36,042
   Percentage rentals                           581          597        1,287          598          499        1,178         850
   Expense reimbursements                     7,333        7,301        7,548        7,126        7,587       14,635      15,045
   Other income                                 508          573          849          846          557        1,081       1,077
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
      Total revenues                         26,962       26,660       28,995       26,971       26,807       53,623      53,014
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
Expenses
   Property operating                         8,677        8,656        8,390        8,334        8,844       17,334      17,427
   General & administrative                   2,092        2,275        2,134        2,012        2,016        4,367       4,085
   Interest                                   7,118        7,129        7,297        7,546        7,658       14,247      15,291
   Depreciation & amortization                7,116        7,083        7,143        7,112        6,836       14,199      13,958
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
      Total expenses                         25,003       25,143       24,964       25,004       25,354       50,147      50,761
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
Income before minority interest,
   discontinued operations
   and extraordinary item                     1,959        1,517        4,031        1,967        1,453        3,476       2,253

Minority interest                             (416)        (296)        (993)        (421)        (280)        (712)       (379)
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
Income from continuing operations             1,543        1,221        3,038        1,546        1,173        2,764       1,874

Discontinued operations (1)                     551          224          225          224          225          775         449
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
Income before extraordinary item              2,094        1,445        3,263        1,770        1,398        3,539       2,323

Extraordinary item - loss on early
   extinguishments of debt                     --           --          (114)        --           --            --         (130)
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
Net Income                                    2,094        1,445        3,149        1,770        1,398        3,539       2,193

Less applicable preferred share
   dividends                                  (442)        (444)        (443)        (443)        (443)        (886)       (885)
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
Net income available to common
   shareholders                              $1,652       $1,001       $2,706       $1,327         $955       $2,653      $1,308
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------

Basic earnings per common share:
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
   Income from continuing operations           $.14         $.10         $.33         $.14         $.09         $.23        $.12
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
   Net income                                  $.21         $.13         $.34         $.17         $.12         $.33        $.16
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------

Diluted earnings per common share:
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
   Income from continuing operations           $.13         $.10         $.33         $.14         $.09         $.23        $.12
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
   Net income                                  $.20         $.12         $.34         $.17         $.12         $.33        $.16
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------

Weighted average common shares:
   Basic                                      8,015        7,948        7,930        7,930        7,923        7,982       7,921
   Diluted                                    8,229        8,028        7,946        7,954        7,948        8,135       7,946
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------

(1) In accordance with SFAS 144 No. "Accounting for the Impairment or Disposal of Long Lived Assets", the results of operations for property disposed of during the year have been reported above as Discontinued operations for both the current year and prior periods presented.

                      Tanger Factory Outlet Centers, Inc.
            Supplemental Operating and Financial Data
                                 June 30, 2002



FFO and FAD Analysis  (dollars and shares in thousands)

-------------------------------------------- ------------------------------------------------------- --------------------
                                                                  Three Months Ended                          YTD
-------------------------------------------- ------------------------------------------------------- --------------------
                                                  06/02      03/02      12/01      09/01      06/01      06/02      06/01
-------------------------------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------
Funds from operations:

   Net income                                    $2,094     $1,445     $3,149     $1,770     $1,398     $3,539    $2,193
   Adjusted for -
      Extraordinary item                                      --          114        --         --          --       130
      Minority interest                             416        296        993        421        280        712       379

      Minority interest, depreciation
        and amortization in
        discontinued operations                     291        176        176        176        175        467       351

      Depreciation and amortization
        uniquely significant to real estate       7,042      7,010      7,071      7,043      6,770     14,052    13,802
      Gain on sale of real estate                 (460)        --         --         --        --        (460)       --
-------------------------------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------
Funds from operation                             $9,383     $8,927    $11,503     $9,410     $8,623    $18,310   $16,855
-------------------------------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------


-------------------------------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------
Funds from operations per share                    $.78       $.76       $.98       $.80       $.74      $1.54     $1.44
-------------------------------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------

Funds available for distribution:

   Funds from operations                         $9,383     $8,927    $11,503     $9,410     $8,623    $18,310   $16,855

   Plus -

      Corporate depreciation
          excluded above                             75         73         72         69         66        148       155

      Amortization of finance costs                 289        303        330        326        336        592     1,003
      Straight line rent adjustment                  60         41         73         96         68        101       172

   Less -

      2nd generation tenant allowances            (429)    (1,206)    (1,337)    (1,567)    (1,086)    (1,635)   (3,101)

      Capital improvements                        (578)      (370)      (803)    (1,708)      (630)      (948)     (890)

-------------------------------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------
Funds available for distribution                 $8,800     $7,768     $9,838     $6,626     $7,377    $16,568   $14,194
-------------------------------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------

-------------------------------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------
Funds available for distribution
   per share                                       $.73       $.66       $.84       $.57       $.63      $1.39     $1.21
-------------------------------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------

-------------------------------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------
Dividends paid per share                         $.6125       $.61       $.61       $.61       $.61    $1.2225   $1.2175
-------------------------------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------

-------------------------------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------
FFO payout ratio                                    79%        80%        62%        76%        82%        79%       85%
-------------------------------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------

-------------------------------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------
FAD payout ratio                                    84%        92%        73%       107%        97%        88%      101%
-------------------------------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------

Diluted weighted average common
   Shares                                        11,985     11,787     11,705     11,713     11,707     11,892    11,705
-------------------------------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------

                       Tanger Factory Outlet Centers, Inc.
                    Supplemental Operating and Financial Data
                                  June 30, 2002


Per Weighted Average Gross Leasable Area (GLA) Analysis

------------------------------------ ----------------------------------------------------------------- ------------------------
                                                            Three Months Ended                                   YTD
------------------------------------ ----------------------------------------------------------------- ------------------------
                                            06/02        03/02        12/01        09/01        06/01        06/02       06/01
------------------------------------ ------------- ------------ ------------ ------------ ------------ ------------ -----------
GLA open at end of period (000's)           5,427        5,167        5,167        5,161        5,141        5,427       5,141

Weighted average GLA (000's) (1)            5,167        5,167        5,165        5,152        5,129        5,167       5,109

End of period occupancy                       96%          95%          96%          95%          94%          96%         94%

        PER SQUARE FOOT

Revenues

   Base rentals                             $3.59        $3.52        $3.74        $3.57        $3.54        $7.11       $7.05

   Percentage rentals                         .11          .12          .25          .12          .10          .23         .17

   Expense reimbursements                    1.42         1.41         1.46         1.38         1.48         2.83        2.94

   Other income                               .10          .11          .16          .16          .11          .21         .21

------------------------------------ ------------- ------------ ------------ ------------ ------------ ------------ -----------
      Total revenues                         5.22         5.16         5.61         5.23         5.23        10.38       10.37
------------------------------------ ------------- ------------ ------------ ------------ ------------ ------------ -----------
Expenses

   Property operating                        1.68         1.68         1.62         1.62         1.72         3.35        3.41

   General & administrative                   .40          .44          .41          .39          .40          .85         .80

   Interest                                  1.38         1.38         1.41         1.46         1.49         2.76        2.99

   Depreciation & amortization               1.38         1.37         1.38         1.38         1.33         2.75        2.73
------------------------------------ ------------- ------------ ------------ ------------ ------------ ------------ -----------
      Total expenses                         4.84         4.87         4.82         4.85         4.94         9.71        9.93
------------------------------------ ------------- ------------ ------------ ------------ ------------ ------------ -----------
Income before minority interest,
discontinued operations and
extraordinary item                           $.38         $.29         $.79         $.38         $.29         $.67        $.44
------------------------------------ ------------- ------------ ------------ ------------ ------------ ------------ -----------

Net operating income                        $3.14        $3.04        $3.58        $3.22        $3.11        $6.18       $6.16
------------------------------------ ------------- ------------ ------------ ------------ ------------ ------------ -----------

Funds from operations                       $1.82        $1.73        $2.23        $1.83        $1.68        $3.54       $3.30
------------------------------------ ------------- ------------ ------------ ------------ ------------ ------------ -----------

(1) Represents GLA weighted by months open.  GLA is not adjusted for fluctuations in occupancy that may occur subsequent to the original opening date.



                       Tanger Factory Outlet Centers, Inc.
                    Supplemental Operating and Financial Data
                                  June 30, 2002



 Debt Outstanding Summary  (dollars in thousands)

--------------------------------------------------------------------------------------------------------
                                          As of June 30, 2002
--------------------------------------------------------------------------------------------------------
                                            Principal              Interest                Maturity
                                             Balance                 Rate                    Date
----------------------------------------- -------------- ------------------------------ ----------------
Mortgage debt


   Lancaster, PA                                $14,672             9.770%                 04/10/05

   Commerce I, GA                                 8,511             9.125%                 09/10/05

   Branson, MO                                   24,000          Libor + 1.75%             03/26/06

   Commerce II, GA (1)                           29,500          Libor + 1.75%             03/26/06

   Dalton, GA                                    11,232             7.875%                 04/01/09

   Kittery I, ME                                  6,391             7.875%                 04/01/09

   San Marcos I, TX                              19,077             7.875%                 04/01/09

   San Marcos II, TX                             19,172             7.980%                 04/01/09

   West Branch, MI                                7,130             7.875%                 04/01/09

   Williamsburg, IA                              19,602             7.875%                 04/01/09

   Blowing Rock, NC                               9,719             8.860%                 09/01/10

   Nags Head, NC                                  6,597             8.860%                 09/01/10

----------------------------------------- -------------- ------------------------------ ----------------
Total mortgage debt                             175,603

----------------------------------------- -------------- ------------------------------ ----------------

Corporate debt

   Unsecured credit facilities                   21,000    Libor + (1.60% to 1.75%)        06/30/03

   Unsecured credit facilities                    5,625    Libor + (1.60% to 1.75%)        06/30/04

   1997 Senior unsecured notes                   55,609             7.875%                 10/24/04

   2001 Senior unsecured notes                  100,000             9.125%                 02/15/08

----------------------------------------- -------------- ------------------------------ ----------------
Total corporate debt                            182,234
----------------------------------------- -------------- ------------------------------ ----------------
Total debt                                     $357,837
----------------------------------------- -------------- ------------------------------ ----------------


(1) $25 million of this loan has been fixed until 01/27/03 at 7.72% through the use of an interest rate swap agreement.

                       Tanger Factory Outlet Centers, Inc.
                    Supplemental Operating and Financial Data
                                  June 30, 2002


Future Scheduled Principal Payments (dollars in thousands)

-------------------------------------------------------------------------------------------
                                   As of June 30, 2002
-------------------------------------------------------------------------------------------
                               Scheduled                                     Total
                             Amortization            Balloon               Scheduled
          Year                 Payments              Payments              Payments
------------------------- -------------------- --------------------- ----------------------
2002                                   $1,155              $ ------                 $1,155

2003 (1)                                2,835                21,000                 23,835

2004 (1)                                3,432                61,233                 64,665

2005                                    3,311                20,577                 23,888

2006                                    2,517                51,383                 53,900

2007                                    2,349                    --                  2,349

2008                                    2,545               100,000                102,545

2009                                      967                70,474                 71,441

2010                                      181                13,878                 14,059

2011                                       --                    --                     --

2012 & thereafter                          --                    --                     --
------------------------- -------------------- --------------------- ----------------------
                                      $19,292              $338,545               $357,837
------------------------- -------------------- --------------------- ----------------------











(1) Balloon payments in 2003 and 2004 include $21,000 and $5,625, respectively relating to amounts outstanding under the unsecured credit facilities.

                      Tanger Factory Outlet Centers, Inc.
                    Supplemental Operating and Financial Data
                                  June 30, 2002

Investor Information


Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.


Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:   (336) 292-3010 ext 165
Fax:     (336) 297-0931
e-mail:  tangermail@tangeroutlet.com
Mail:    Tanger Factory Outlet Centers, Inc.
         3200 Northline Avenue
         Suite 360
         Greensboro, NC  27408

                       Tanger Factory Outlet Centers, Inc.
                    Supplemental Operating and Financial Data
                                  June 30, 2002